UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

TEKOIL  & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25025 I-45 North, Suite 525, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 364-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement and Convertible Promissory Note with Longfellow Energy LP

On March 18, 2008, the Company and Longfellow Energy LP (“Subscriber”) entered into a Subscription Agreement pursuant to which Subscriber loaned the Company $1,000,000 pursuant to a certain Convertible Promissory Note of the same date (the “Note”). The Note bears interest at a rate of 5% per annum and it matures in 90 days. The Note is also convertible at the option of Subscriber into shares of the Company’s common stock, $0.000001 par value (the “Common Stock”) at a conversion rate of $.365 per share (the “Conversion Rate”). A copy of each of the Subscription Agreement and Note is attached to this report as Exhibit 10.72 and 10.73 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the above described Promissory Note, which is convertible at $.365 per share into unregistered Common Stock of the Company as described in Item 1.01 hereof. The Note and such Common Stock are referred to as the “Securities”.
No underwriters took part in the issuance of these unregistered Securities and no commissions were paid. The Company’s issuance of these unregistered Securities occurred in reliance on Section 4(2) of the Securities Act and the safe harbor provided by Rule 506 of Regulation D promulgated under the Securities Act, in that the sales did not involve any public offering. The recipient of these unregistered Securities is an “accredited investor” as defined in Rule 501 of Regulation D, based upon representations made by such purchasers to the Company; and, consequently, the Company was not required to provide such purchasers information of the type described in Rule 502(b)(2) of Regulation D. Neither the Company nor any person acting on its behalf offered or sold these unregistered Securities by any form of general solicitation or general advertising. The recipient of these unregistered Securities represented to the Company (i) that such recipient was acquiring such Securities for the recipient’s own account and not with a view to the sale or distribution thereof, (ii) that such recipient understood that such Securities had not been registered under the Securities Act and, therefore, could not be resold unless they were subsequently registered under the Securities Act or unless an exemption from registration was available; and (iii) that a legend would be placed on the certificates evidencing such Securities stating that the Securities had not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the Securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits .

Exhibit 10.__	Subscription Agreement, dated March 18, 2008, between the Company and Longfellow Energy LP. (filed herewith)

Exhibit 10.__	Convertible Promissory Note of the Company, issued to Longfellow Energy LP by the Company on March 8, 2008. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: March 24, 2008	/s/ Gerald Goodman
Gerald Goodman Chief Financial Officer